Microsoft Word 10.0.6612;SCHEDULE 14A
                                 (RULE 14A-101)

                             SEC FILE NUMBER 33-3349

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the registrant |X|

                 Filed by a party other than the registrant | |

                           Check the appropriate box:
                        |X| Preliminary proxy statement.
               | | Confidential for use of the commission only (as
                         permitted by Rule 14a-6(e)(2)).
                        | | Definitive proxy statement.
                      | | Definitive additional materials.
                | | Soliciting material pursuant to Rule 14a-12.

                        Aztec Communications Group, Inc.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(S) Filing Proxy Statement, if Other Than the Registrant)

               Payment of filing fee: (check the appropriate box):
                              |X| No fee required.
   | | Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: ___ (2) Aggregate number of securities to which transaction applies: ___
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___
(4) Proposed maximum aggregate value of transaction: ___ (5) Total fee paid: ___

| | Fee paid previously with preliminary materials: ___

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the form or schedule and the date its filing.
         (1) Amount Previously Paid: ___
         (2) Form, Schedule or Registration Statement No.: ____ (3) Filing
         Party: ___
         (4) Date Filed: ___



                        Aztec Communications Group, Inc.
               3730 Kirby, Suite 1200 * Houston, Texas 77098
-------------------------------------------------------------------------------


____________________, 2004

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Aztec Communications Group, Inc., a Nevada corporation (the "Company"), to be held at the offices of Sonfield & Sonfield, 770 South Post Oak Lane, Suite 435, Houston, Texas 77056 on ______________________ at 10:00 a.m. (CST), Houston,
Texas time. Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement. We hope you will be able to attend the annual meeting on _________________________ to listen to information regarding actions to be taken, and to ask any questions you may have.

      Your vote is very important. Whether or not you plan to attend the annual meeting, please vote as soon as possible. In order to facilitate your voting, you may vote in person at the meeting, by sending in your written proxy, by telephone, or by using the Internet. Your vote by telephone, over the Internet or by written proxy will ensure your representation at the annual meeting if you cannot attend in person. Please review the instructions on the proxy card regarding each of these voting options.

      Thank you for your on-going support and continued interest in the Company.

                Very truly yours,


                ---------------------------------
                L. Mychal Jefferson, II, President and Chief Executive Officer



                        AZTEC COMMUNICATIONS GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON _____________________

TO THE STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Aztec Communications Group, Inc., a Nevada corporation (the "Company") will be held on ____________________ at 10:00 a.m. (CST), Houston, Texas time, at the offices of Sonfield & Sonfield, 770 South Post Oak Lane, Suite 435, Houston, Texas 77056 for the following purposes:

1. authorizing a change of the corporate name to Aztec Oil & Gas, Inc.;
2. authorizing the board of directors of the Company to change the corporate name to any name selected by the board of directors; and
3. to transact such other business as may properly come before the meeting or any adjournment thereof.

      The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on _________________ are entitled to receive notice of, to attend, and to vote at the meeting and any reconvened meeting following an adjournment of the meeting. All stockholders are cordially invited to attend the meeting in person. Any stockholder attending the meeting and entitled to vote may vote in person even if such stockholder returned a proxy.

                FOR THE BOARD OF DIRECTORS



                ---------------------------------
                L. Mychal Jefferson, II, President and Chief Executive Officer



IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY TO THE COMPANY.

        This proxy statement and proxy card are being distributed to the stockholders on or about __________________, 2004.


                        AZTEC COMMUNICATIONS GROUP, INC.
                  3730 Kirby, Suite 1200 * Houston, Texas 7709
-------------------------------------------------------------------------------


         The following questions and answers are intended to respond to frequently asked questions concerning the name change of the Company. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as its appendices and the documents incorporated by reference in this Proxy Statement.

Q:       Why am I receiving this proxy statement?

A:       The Board of Directors of the Company is furnishing this proxy statement to stockholders of record of the Company, as of __________________, in connection with the solicitation of proxies to be voted at the Company's annual meeting of stockholders, or at any adjournment of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held at the Company's principal executive offices at the offices of Sonfield & Sonfield, 770 South Post Oak Lane, Suite 435, Houston, Texas 77056, on __________________________ at 10:00 a.m., Houston, Texas time.

Q:       Who is soliciting my vote?

A: This proxy statement is furnished in connection with the solicitation of your vote by the Board of Directors of the Company. The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission and telephone by directors, officers, employees and agents of the Company, none of whom will receive additional compensation. The Company will also supply brokers, nominees or other custodians with the number of proxy forms, proxy statements and annual reports they may require for forwarding to beneficial owners and the Company will reimburse these persons for their expenses.

Q:       When was this proxy statement mailed to stockholders?

A:       This proxy statement was first mailed to stockholders on or about
 __________________, 2004.

Q:       What may I vote on?

A:       You may vote on the following:

o The proposal to change the name of the Company to Aztec Oil & Gas, Inc.;

o The proposal to authorize the board of directors of the Company to change the corporate name to any name selected by the board of directors; and

o At the discretion of the persons named in the enclosed form of proxy, on any other matter that may properly come before the meeting or any adjournment thereof.

Q:       Can I require the Company to purchase my stock?

A:       No.  Under Nevada law, you are not entitled to appraisal and purchase of your stock as a result of the name change.

Q:       Who will pay the costs of the name change?

A: The Company will pay all of the costs of the name change, including distributing this Proxy Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the name change.

Q:       How does the Board recommend I vote on the proposals?

A: o      The Board recommends a vote FOR the proposal to change the Company's name to Aztec Oil & Gas, Inc.; and

o The Board recommends a vote FOR the proposal of board of directors of the Company to change the corporate name to any name selected by the board of directors; and

Q:       Who is entitled to vote?

A:       Stockholders of record at the close of business on ___________________
(the record date) may vote at this meeting.

Q:       How do I vote?

A:       Stockholders entitled to vote may vote by any one of the following methods:

o By mail by completing, dating, and signing the enclosed proxy card and returning it in the enclosed postage-prepaid envelope; o In person, at the meeting. o If you hold your shares through a bank, broker or other nominee, they will give you separate instructions for voting your shares.

Q:       How can I revoke or change my vote?

A:       If you have already voted and wish to change or revoke your proxy, you may do so at any time prior to the meeting by any one of the following methods:

o Notifying in writing L. Mychal Jefferson, II, Chief Executive Office, Aztec Communications Group, Inc., 3730 Kirby, Suite
                  1200, Houston, Texas 77098;
o        Voting in person at the meeting;
o Returning a later-dated proxy card that is received prior to the meeting; or
o Subsequently voting by telephone or by following the Internet instructions found on your proxy card.

Q:       Who will count the votes?

A: Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting, and such election inspectors will determine whether or not a quorum is present.

Q:       How many votes do I have?

A:       As of the close of business on the record date of _________________,
___________________ shares of common stock were issued and outstanding. Every stockholder is entitled to one (1) vote for each share of common stock held.

Q:       What is a "Quorum" and what vote is required to pass proposals?

A: A "quorum" is a majority of the outstanding shares. The person with the right to vote the shares may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining a quorum. The affirmative vote of a majority of the voting power represented at the meeting and entitled to vote is required on all other matters subject to approval.

Q:       Who can attend the annual meeting and how do I get on the guest list?

A: All stockholders as of the close of business on the record date of __________________ can attend. To be included on the guest list, you may check the box on your proxy card. If your shares are held by a broker and you would like to attend, please write to L. Mychal Jefferson, II, Chief Executive Office, Aztec Communications Group, Inc., 3730 Kirby, Suite 1200, Houston, Texas 77098. Include a copy of your brokerage account statement or omnibus proxy (which you can get from your broker), and we will place your name on the guest list.

Q:       How will voting on any other business be conducted?

A: We do not know of any business to be considered at this annual meeting other than the proposals described in this proxy statement. If any other business is presented at the annual meeting, your signed proxy card gives discretionary authority to L. Mychal Jefferson, II to vote on such matters.

Q:       When are the stockholder proposals for the next annual meeting due?

A: Stockholder proposals will be eligible for consideration for inclusion in the proxy statement for the next annual meeting, which will be held in the final half of calendar year 2005, pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, if such proposals are submitted in writing to L. Mychal Jefferson, II, Chief Executive Officer, Aztec Communications Group, Inc., 3730 Kirby, Suite 1200, Houston, Texas 77098 and received before the close of business on __________________. Notices of stockholder proposals submitted outside the processes of Rule 14a-8 will be considered timely, pursuant to the advance notice requirement set forth in the Company's bylaws, if such notices are received by the secretary of the Company not less than 60 nor more than 90 days prior to the scheduled date of the annual meeting in the manner provided in the bylaws or, if less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, stockholders may give timely notice of a proposal no later than 10 days after the day such notice or public disclosure was made, whichever was earlier.

Q:       Where are your principal executive offices?

A:       Our principal executive offices are located at 3730 Kirby, Suite 1200,
Houston, Texas 77098, telephone number (281)587-4645.


                                   PROPOSAL I
                    CHANGE OUR name to Aztec oil & gas, inc.

         Pursuant to the Statement of Unanimous Consent of Board of Directors dated July 10, 2004, the name of the Company will be changed from "Aztec Communications Group, Inc." to "Aztec Oil & Gas, Inc." The name change will become effective upon the proper filing of Articles of Amendment to the Articles of Incorporation.

         The decision to change the name of the Company was based on the desire of management for the Company name to reflect the Company's intended business purpose.


                                   PROPOSAL II

                 Authority of directors to change corporate name

         Pursuant to the Statement of Unanimous Consent of Board of Directors dated July 11, 2004, the name of the Company may be changed by resolution of the Board of Directors to any name selected by the Board of Directors. The name change will become effective upon the proper filing of Certificate of Amendment to the Certificate of Incorporation.

         The decision to authorize the Board of Directors to change the name of the Company was based on the desire of management to enable a name change in the event the Company merges with or acquires a business different from the Company's present business purpose.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED august 31, 2003 MAY BE OBTAINED BY WRITTEN REQUEST FROM Mr. l. mychal jefferson, chairman & CEO, Aztec Communications Group, Inc., 3730 Kirby, Suite 1200, Houston, Texas 77098. Copies of can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, D.C. 20549, at prescribed rates. We file documents and reports electronically through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR") which is publicly available through the Commission's Internet World Wide website, http://www.sec.gov.


                                 STOCK OWNERSHIP

         The following table sets forth information as of the Record Date, regarding the beneficial ownership of our common stock (i) by each person or group known by our management to own more than 5% of the outstanding shares of our common stock, (ii) by each director, the chief executive officer and each of the other executive officers that were paid more than $100,000 during the last fiscal year, and (iii) by all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

---------------------------------------------------------------------------
                                  Percentage of
                                  Shares Beneficially  Outstanding Shares
              Name                       Owned
---------------------------------------------------------------------------
===========================================================================
L. Mychal Jefferson, II                  97,500               1.32%
Terry Roberts                            10,000               .001%
Monica Jefferson                         10,000               .001%
---------------------------------------------------------------------------
All Officers and Directors as           117,500              1.322%
 a group (3 Person)
===========================================================================


                     LIMITATION ON SALE BY AFFILIATES

         Because the Company had no revenue during its past fiscal year, it is subject to the limitations set forth in the Ken Worm no-action letter. The Securities and Exchange Commission has expressed the view that the promoters and affiliates of the Company, as well as their transferees, are "underwriters" of the Company's securities. Accordingly, securities held by promoters or affiliates can only be resold through registration under the Securities Act of 1933. L. Mychal Jefferson, II, Terry Roberts and Monica Jefferson are affiliates of the Company. Therefore, the resale safe harbor of Rule 144 under the Securities Act of 1933 is not available for resale transactions because the resale transactions are considered a distribution to the public without compliance with the registration requirements of the Securities Act of 1933.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and beneficial owners of more than ten percent (10%) of any class of equity security registered pursuant to the Securities Act of 1933, as amended, make certain filings with the SEC and the Company. We do not believe, based on information provided to us by the reporting persons, that during or since the fiscal year ended August 31, 2003, any directors, officers or ten percent (10%) beneficial owners timely complied with such filing requirements.

           YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.
                 NO INCORPORATION BY REFERENCE; NO SOLICITATION

         In the Company's filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing that you are reading. Based on SEC regulations, the performance graph of this proxy statement, the "Audit Committee Report" and the "Compensation Committee Report" specifically are not incorporated by reference into any other filings with the SEC or deemed filed with the SEC under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

         This proxy statement is sent to you as part of the proxy materials for the Special Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of the Company's common stock.


                                  OTHER MATTERS

         We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

         It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope, which has been enclosed, at your earliest convenience.

                FOR THE BOARD OF DIRECTORS



                ---------------------------------
                L. Mychal Jefferson, II, President and Chief Executive Officer

Dated: ________________, 2004





                                      PROXY
                        AZTEC COMMUNICATIONS GROUP, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON ______________

         The undersigned hereby appoints L. Mychal Jefferson, II, Terry Roberts, Monica W. Jefferson, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Aztec Communications Group, Inc., a Nevada corporation (the "Company") held of record by the undersigned on _______________ at the Annual Meeting of Stockholders to be held on ____________ at the offices of Sonfield & Sonfield, 770 South Post Oak Lane, Suite 435, Houston, Texas 77056 at 10:00 AM (CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE PROPOSALS LISTED IN NUMBERS 1 AND 2.

         1. change corporate name to aztec oil & gas, inc.
                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

         2. authorize board of directors of corporation to change the corporate name to any name selected by the board of directors
                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

         3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.
                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

         PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                NUMBER OF SHARES OWNED __________________________



                                    SIGNATURE

                             (TYPED OR PRINTED NAME)

                            SIGNATURE IF HELD JOINTLY

                             (TYPED OR PRINTED NAME)

                          DATED: ______________________

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.